UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025 (March 12, 2025)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 894-1853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Offering of Series B Preferred Stock

As previously disclosed in the Current Reports on Form 8-K filed by Lipella Pharmaceuticals Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2024, January 6, 2025, March 3, 2025 and March 11, 2025 (collectively, the “Prior Form 8-Ks”), the Company sold an aggregate of 71,115 shares of Series B non-voting convertible preferred stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”) to certain investors for a purchase price of $100 per share in connection with closings (collectively, the “Prior Closings”) of a best efforts private placement offering of up to $6,000,000 of shares of Series B Preferred Stock (the “Offering”) (subject to a $1,200,000 over-allotment option (the “Over-allotment Option”)), with Spartan Capital Securities, LLC (“Spartan”) providing placement agent and consulting services in connection therewith.

Final Closing of the Offering

On March 12, 2025, in connection with the final closing of the Offering and exercise by Spartan of the remaining portion of the Over-allotment Option (the “Final Closing”), the Company formally entered into a subscription agreement (the “Subscription Agreement”) with an investor (the “Final Closing Investor”), pursuant to which the Company issued and sold to the Final Closing Investor 885 shares of Series B Preferred Stock and received gross proceeds of $88,500. Such shares of Series B Preferred Stock are convertible into 40,596 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at a conversion price of $2.18 per share, subject to customary adjustments, which is equal to the Minimum Price (as defined in Rule 5635(d)(1)(A) of The Nasdaq Stock Market LLC (“Nasdaq”)) of the Common Stock immediately prior to the execution of such Subscription Agreement. Other than the conversion price for such shares of Series B Preferred Stock, the Subscription Agreement between the Company and the Final Closing Investor is nearly identical to the subscription agreements that were executed in connection with the Prior Closings. The Company received net proceeds of $73,455 in connection with the Final Closing and currently intends to use all proceeds raised in the Offering for working capital and general corporate purposes. In connection with the Final Closing, the Company and the Final Closing Investor also entered into a registration rights agreement (a “Registration Rights Agreement”), which is nearly identical to the registration rights agreements executed in connection with the Prior Closings. For additional details regarding the terms of the Subscription Agreements and Registration Rights Agreements, please see the Prior Form 8-Ks and the applicable exhibits filed therewith.

In connection with the Final Closing and in accordance with the Spartan Agreements (as defined in the Prior Form 8-Ks), the Company paid Spartan an aggregate of $15,045 in placement agent and consulting fees and issued to Spartan and its designee (i) an aggregate of 10,326 shares of the Company’s Series C voting convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), and (ii) placement agent warrants (the “Placement Agent Warrants”) to purchase up to 4,060 shares of Common Stock. Other than the holders, the number of shares and expiration date, the Placement Agent Warrants are nearly identical to the placement agent warrants issued to Spartan in connection with the Prior Closings. Also in connection with the Final Closing, pursuant to that certain irrevocable proxy and power of attorney between Spartan and Jonathan Kaufman, Chief Executive Officer of the Company (the “Irrevocable Proxy”), Spartan agreed to grant to Dr. Kaufman all voting power over and power of attorney with respect to all such shares of Series C Preferred Stock, and all shares of Common Stock issuable upon conversion of such shares or exercise of the Placement Agent Warrants, issued or issuable to Spartan or its Attribution Parties (as defined in the Irrevocable Proxy) in connection with the Final Closing. For additional details regarding the terms of the Irrevocable Proxy, such shares of Series C Preferred Stock and the Placement Agent Warrants, please see the Prior Form 8-Ks and the applicable exhibits filed therewith.

Such shares of Series B Preferred Stock were offered and sold to the Final Closing Investor, and such Placement Agent Warrants and shares of Series C Preferred Stock were issued to Spartan and its designee, as applicable, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. In connection with the offer, sale and/or issuance of such securities, the Company relied on the written representations of the Final Closing Investor, Spartan and its designee, as applicable, that they were each an “accredited investor” as defined in Rule 501(a) of Regulation D. In addition, neither the Company nor anyone acting on its behalf offered or sold such securities by any form of general solicitation or general advertising.

Offering of Warrants to Purchase Series B Preferred Stock

Placement Agent Agreement

On March 17, 2025, the Company entered into an additional placement agent agreement with Spartan (the “Placement Agent Agreement”), pursuant to which Spartan agreed to serve as exclusive placement agent for the private offer and sale (the “March Offering”) of warrants (the “Warrants”) to purchase up to 60,000 shares of Series B Preferred Stock at a price per Warrant equal to $0.125 in order to comply with applicable Nasdaq rules, with each Warrant exercisable for shares of Series B Preferred Stock at $100 per share, and such share of Series B Preferred Stock convertible into shares of Common Stock at a conversion price equal to $2.16 per share, which was the Minimum Price of the Common Stock immediately prior to the execution of the March Offering Subscription Agreements (as defined below). Pursuant to the Placement Agent Agreement, an additional 12,000 of Warrants could be offered and sold by Spartan pursuant to a 45-day over-allotment option (the “March Offering Over-allotment Option”).

The Placement Agent Agreement provides that upon each exercise of the Warrants by investors in the March Offering, who were also participants in the Offering (the “March Investors”), the Company will (i) pay the Placement Agent a cash fee equal to ten percent (10%) of the gross proceeds received by the Company from the aggregate exercise price paid by the March Investors, whether such exercises were directly or indirectly the result of Spartan’s efforts, (ii) a non-accountable cash fee equal to two percent (2%) of the gross proceeds received by the Company from such aggregate exercise price paid and (iii) issue Spartan (or its designated nominees) warrants to purchase a number of shares of Common Stock (the “March Offering Placement Agent Warrants”) equal to ten percent (10%) of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock that may be issued upon such Warrant exercises. Other than the holders, the number of shares and expiration date, the March Offering Placement Agent Warrants are nearly identical to the Placement Agent Warrants issued to Spartan in connection with the Offering. In addition, the Company agreed to reimburse Spartan for up to $50,000 in legal expenses in connection with the March Offering. The Placement Agent Agreement also provides that (x) if the Company receives an investment (other than in the March Offering) during the period commencing upon the termination of Spartan’s engagement under the Placement Agent Agreement and ending one (1) year thereafter from any accredited retail investor who participated in the March Offering, Spartan will be entitled to a fee equal to ten percent (10%) of the gross amount of such investment and (y) the Company is prohibited, subject to certain exceptions, from entering into a Variable Rate Transaction (as defined in the Placement Agent Agreement) until the earlier of (A) ninety (90) days from the termination of the March Offering and (B) ten (10) business days from the effective date of the Registration Statement (as defined below). The Placement Agent Agreement also contains customary representations and warranties for a transaction of this type.

Consulting and Advisory Agreement

On March 17, 2025, the Company also entered into an additional consulting and advisory agreement with Spartan, pursuant to which Spartan agreed to provide the Company with the same advisory services in connection with the March Offering as provided to the Company in connection with the Offering for a period of eighteen (18) months from the closing of the March Offering. As compensation for such services, the Company agreed to pay to Spartan a cash fee of up to an aggregate of $240,000, which amount will be paid out of the escrow account to be established to receive proceeds from Warrant exercises and which will be paid to Spartan on a pro rata basis at the time of and based upon the amount of such proceeds received. The Company also agreed issue to Spartan up to an aggregate of 420,000 shares of Series C Preferred Stock, which will also be issued to Spartan on a pro rata basis at the time of and based upon the amount of such proceeds received from Warrant exercises.

Subscription Agreements

On March 17, 2025 and in connection with the March Offering, the Company formally entered into subscription agreements (each, a “March Offering Subscription Agreement”) with the March Investors for the purchase and sale of an aggregate of $9,000 of Warrants upon Spartan’s full exercise of its March Offering Over-Allotment Option. The Warrants contain standard adjustment provisions and will be issued in accordance with, and subject to, a warrant agency agreement, dated March 17, 2025, between the Company and Nevada Agency and Transfer Company (the “Warrant Agency Agreement”). Pursuant to each March Offering Subscription Agreement, in consideration for the ability to participate in the March Offering, each March Investor agreed to surrender the right of participation that had been granted pursuant to such investor’s respective Subscription Agreement in connection with the Offering.

Each March Offering Subscription Agreement contains customary representations, warranties, obligations, indemnification rights and agreements of the Company and the applicable March Investor. In addition, pursuant to the March Offering Subscription Agreements, the March Investors were granted the right to participate (on a pro rata basis based on the aggregate Warrant exercise price paid by such March Investor) in any subsequent financing transaction pursuant to which the Company offers Common Stock or Common Stock Equivalents (as defined in the March Offering Subscription Agreements) at an effective price per share that is lower than the conversion price of the shares of Series B Preferred Stock then in effect during the six-month period commencing on the later of (x) such March Investor’s purchase of Warrants and (y) the effective date of the Registration Statement. The March Offering Subscription Agreements provide that the March Offering will terminate on the earliest of (i) the date on which $7,500 of Warrants are sold (subject to the March Offering Over-allotment Option), (ii) the termination date of the March Offering, or (iii) July 15, 2025, subject to extension upon agreement by the Company and Spartan.

Registration Rights

In connection with the March Offering Subscription Agreements, the Company and each March Investor entered into registration rights agreements (each, a “March Offering Registration Rights Agreement”), pursuant to which the Company is required to file with the SEC a Registration Statement (as defined in the March Offering Registration Rights Agreements) registering all shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock that may be issued upon exercise of the Warrants within thirty (30) days after the closing of the March offering (the “Filing Deadline”), as well as all Filing Default Shares and Effectiveness Default Shares (each as defined in the March Offering Registration Rights Agreements), and use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC within sixty (60) days after the earlier of (i) such Filing Deadline or (ii) the second business day after the date the Company is notified by the SEC that such Registration Statement will not be reviewed (each, an “Effectiveness Deadline”). In the event that the Company is not able to file the Registration Statement by the Filing Deadline or have it declared effective by the SEC by the Effectiveness Deadline, it is required in each case to issue to each March Investor its pro rata portion of 100,000 shares of Common Stock or an equivalent amount of cash at the Company’s option within five (5) days of the applicable deadline, and such pro rata portion of 100,000 shares of Common Stock or such equivalent amount in cash per month thereafter until such obligation in fulfilled.

Pursuant to the Placement Agent Agreement, the Company is also required to file a Registration Statement registering (i) all shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock (the “Series C Conversion Shares”) issued to Spartan in connection with each Warrant exercise and (ii) all shares of Common Stock issuable upon exercise of each March Offering Placement Agent Warrant issued to Spartan in connection with each Warrant exercise (the “Placement Agent Warrant Shares”) by the Filing Deadline and have such Registration Statement declared effective by the SEC by the Effectiveness Deadline. In the event that the Company is not able to file such Registration Statement by the Filing Deadline or have it declared effective by the SEC by the Effectiveness Deadline, the Company is required in each case to issue to Spartan 100,000 shares of Common Stock or an equivalent amount of cash at the Company’s option within five (5) days of the applicable deadline, and 100,000 shares of Common Stock or such equivalent amount in cash per month thereafter until such obligation in fulfilled.

Irrevocable Proxy and Power of Attorney

Additionally, in connection with the March Offering, Dr. Kaufman and Spartan entered into another irrevocable proxy and power of attorney, effective as of March 17, 2025 (the “March Offering Irrevocable Proxy”), pursuant to which, among other things, Spartan agreed to grant to Dr. Kaufman all voting power over and power of attorney with respect to all shares of Series C Preferred Stock, Series C Conversion Shares and Placement Agent Warrant Shares issued or issuable to Spartan or its Attribution Parties (as defined in the March Offering Irrevocable Proxy) in connection with the March Offering (collectively, the “Proxied Shares”). In addition, subject to certain exceptions, Spartan is not permitted to transfer or sell the applicable Proxied Shares without the Company’s prior written consent. Upon such time as the applicable Series C Conversion Shares and Placement Agent Warrant Shares are registered on the Registration Statement declared effective by the SEC, the rights granted to Dr. Kaufman to such shares pursuant to the March Offering Irrevocable Proxy terminate and revert to Spartan (or its Attribution Parties), subject to certain exceptions, provided that if the registration of such shares on a Registration Statement does not occur within six months after the issuance of such Proxied Shares, all such restrictions on Spartan’s rights to transfer such Proxied Shares will terminate.

The Warrants were offered to the March Investors, and the March Offering Placement Agent Warrants and shares of Series C Preferred Stock will be issued to Spartan and its designee, as applicable, pursuant to the exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. In connection with the offer, sale and/or issuance of such securities, the Company relied on the written representations of the March Investors, Spartan and its designee, as applicable, that they were each an “accredited investor” as defined in Rule 501(a) of Regulation D. In addition, neither the Company nor anyone acting on its behalf offered or sold such securities by any form of general solicitation or general advertising.

The foregoing descriptions of the Irrevocable Proxy, the March Offering Irrevocable Proxy, the Placement Agent Agreement, the Consulting Agreement, the Warrant Agency Agreement and each of the forms of Subscription Agreement, Registration Rights Agreement, Placement Agent Warrant, Warrant, March Offering Subscription Agreement, March Offering Registration Rights Agreement and March Offering Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement. The forms of Subscription Agreement, Registration Rights Agreement and Placement Agent Warrant used in connection with the Offering were filed as Exhibits 10.2, 10.3, and 4.1, respectively, to the Prior Form 8-Ks and are incorporated herein by reference. The Irrevocable Proxy reflecting the additional securities issued to Spartan and its designee in connection with the Final Closing is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”). The Placement Agent Agreement, the Consulting Agreement, the March Offering Irrevocable Proxy, the form of March Offering Subscription Agreement, the form of March Offering Registration Rights Agreement, the Warrant Agency Agreement and the form of Warrant used in connection with the March Offering are filed as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 4.2, respectively, to this Form 8-K. Please also refer to Exhibit 4.1 for the form of March Offering Placement Agent Warrant used in connection with the March Offering, which is also incorporated herein by reference. The foregoing descriptions of the shares of Series B Preferred Stock issuable upon exercise of the Warrants and the shares of Series C Preferred Stock that may be issued to Spartan and/or its designees do not purport to be complete and are qualified in their entirety by reference to the full text of the certificate of designation of preferences, rights and limitations of each of the Series B Preferred Stock and the Series C Preferred Stock, copies of which are filed as Exhibits 3.1(i)(a), 3.1(i)(b) and 3.1(i)(c) to the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2024 and are incorporated herein by reference.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, the Company’s intended use of the proceeds raised from the Offering and the March Offering, the Company’s ability to file a Registration Statement and have it declared effective by the SEC, or the Company’s ability to obtain the maximum amount of funds from the March Investors upon the exercise of Warrants. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and other reports and documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable disclosure contained in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1(i)(a)	Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock (filed as Exhibit 3.1(i)(a) to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
3.1(i)(b)	Certificate of Correction to the Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock (filed as Exhibit 3.1(i)(b) to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
3.1(i)(c)	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (filed as Exhibit 3.1(i)(c) to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
4.1	Form of Placement Agent Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
4.2	Form of Warrant.
10.1	Irrevocable Proxy and Power of Attorney.
10.2	Form of Subscription Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
10.3	Form of Registration Rights Agreement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
10.4	Placement Agent Agreement, effective March 17, 2025, by and between the Company and Spartan.
10.5	Consulting and Advisory Agreement, dated March 17, 2025, by and between the Company and Spartan.
10.6	March Offering Irrevocable Proxy and Power of Attorney.
10.7	Form of March Offering Subscription Agreement.
10.8	Form of March Offering Registration Rights Agreement.
10.9	Warrant Agency Agreement, effective as of March 17, 2025, between the Company and Nevada Agency and Transfer Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2025	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer